SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------



                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                               July 23, 1998
(Date of earliest event reported)                           (July 14, 1998)



                             RCM TECHNOLOGIES, INC.
             (exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



1-10245                                                   95-1480559
(Commission File Number)                               (IRS Employer
                                                    Identification Number)



2500 McClellan Avenue, Pennsauken, NJ                          08109-4613
(Address of principal executive offices)                       (Zip Code)



                                (609) 486 - 1777
              (Registrant's telephone number, including area code)

ITEM 7. Financial Statements and Exhibits.

         (a) Financial statements of business acquired

         Audited Balance Sheet - March 31, 1988

         Audited Statement of Income - Year Ended March 31, 1998

         Audited Statement of Changes in Stockholders' Equity
                  Year ended March 31, 1998

         Audited Statement of Cash Flows - Year ended March 31, 1998

         Notes to Financial Statements



         (b) Pro forma financial information

         Unaudited Pro Forma Condensed Combined Balance Sheets
                  April 30, 1998 and April 03, 1998


         Unaudited Pro Forma Condensed Combined Statements of Income
                  Year Ended October 31, 1997
                  Twelve Months Ended December 31, 1997

         Unaudited Pro Forma Condensed Combined Statements of Income

                  Six Months Ended April 30, 1998

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        RCM Technologies, Inc.


                                        By:   /S/ Stanton Remer
                                              Stanton Remer
                                              Chief Financial Officer
                                              (Principal Accounting Officer),
                                              Treasurer and Director

Date: September 16, 1998

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


         The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Software Analysis & Management, Inc. ("Samco") by RCM Technologies, Inc. ("RCM") pursuant to a purchase transaction that was completed on July 14, 1998. This pro forma information has been prepared utilizing the historical financial statements of RCM and Samco. This information should be read in conjunction with the historical financial statements and notes thereto of RCM which are incorporated by reference to RCM's Form 10-K and the historical financial statements of Samco which are incorporated within this Form 8-K. The pro forma financial data are provided for comparative purposes only and do not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the dates indicated, or of the results which may be obtained in the future.

         The pro forma financial information is based on the purchase method of accounting for the acquisition. The pro forma adjustments are described in the accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and Notes to Unaudited Pro Forma Condensed Combined Statements of Income. The
Unaudited Pro Forma condensed combined statement of income for the year ended October 31, 1997 assumes that the acquisition of Samco had occurred on November 1, 1996 (combining the results for the year ended October 31, 1997 for RCM, and the twelve months ended December 31, 1997 for Samco). The Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended April 30, 1998 assumes that the acquisition of Samco had occurred on November 1, 1997 (combining the results for the six months ended April 30, 1998 for RCM and Samco). The unaudited Pro Forma Condensed Combined Balance Sheet at October 31, 1997 assumes that the acquisition of Samco had occurred on October 31, 1997.


Acquisition

The consideration paid to the former shareholders of Samco consisted of $7.5 million in cash and $4.5 million of contingent consideration payable over three years upon Samco achieving certain base levels of operating income for each of the three twelve month periods following the purchase. An additional earn-out payment shall be made to such former shareholders at the end of each of the three twelve month periods commencing August 1, 1998 to the extent that operating income exceeds these base levels.

Assumptions

         Purchase Price Allocation

     Although neither RCM nor Samco has complete information at this time as to the fair value of Samco's individual assets and liabilities, an estimate of the eventual allocation of the purchase price was made on the basis of available information. The final allocation of the purchase price will be made on the basis of appraisals and valuations which give effect to various factors including the nature and intended future use of assets. It is not anticipated that any change in the allocation price will be material from the pro forma adjustments.

     For the purpose of pro forma presentations, the excess purchase price over the fair value of the net assets acquired is being amortized over an estimated life of forty (40) years.

                             RCM Technologies, Inc.
               Unaudited Proforma Condensed Combined Balance Sheet


                                                                            Historical
                                                     Historical              04/03/98
                                                      04/30/98           Software Analysis             Adj. &             Proforma
                                                        RCMT             & Management, Inc.            Elim.              Combined
                                                        ----             ------------------            -----              --------
Assets:
Cash and cash equivalents                                $424,042            $135,669      A        (7,500,000)          $33,947,711
                                                                                           D           (75,000)
                                                                                           B        50,456,000
                                                                                           C        (8,233,000)
                                                                                           F        (1,260,000)


Accounts and notes receivable                          31,177,039           2,642,877                                     33,819,916

Prepaid expenses & other current assets                 1,017,420             138,957                                      1,156,377
                                                        ---------             -------                                      ---------

Total current assets                                   32,618,501           2,917,503                                     68,924,004

Property and equipment-net                              1,801,253             327,690                                      2,128,943


Intangible assets                                      37,208,703                          A         7,500,000            44,783,703
                                                                                           D            75,000



Other Assets                                              107,650              32,990                                        140,640
                                                          -------              ------                                        -------

Total                                                 $71,736,107          $3,278,183              $40,963,000          $115,977,290
                                                      ===========          ==========              ===========          ============


Liabilities and Shareholders' Equity:
Current Liabilities
       Bank- line of credit                           $10,062,903          $1,260,000      C       ($8,233,000)           $1,829,903
                                                                                           G       ($1,260,000)



       Other current liabilities                       10,694,834           1,458,429      E             3,200            12,156,463
                                                       ----------           ---------                    -----            ----------


Total current liabilities                              20,757,737           2,718,429                                     13,986,366
                                                       ----------           ---------                                     ----------


Long Term Liabilities
       Income taxes payable                                85,305                                                            281,159
       Other long term liabilities                                           195,854

Shareholders' equity                                   50,893,065            363,900      B        50,456,000           101,709,765
                                                       ----------             -------                                    -----------
                                                                                          E            (3,200)


Total                                                 $71,736,107         $3,278,183              $40,963,000          $115,977,290
                                                      ===========         ==========              ===========          ============

NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

(A)    to record initial cash consideration                                                        $7,500,000
                                                                                                   ==========

(B)    to record proceeds of June 3, 1998 Public Offering                                         $50,456,000
                                                                                                  ===========

(C)    to reflect reduction of Bank Debt from Public Offering                                      $8,233,000
                                                                                                   ==========

(D)    to reflect estimated acquisition costs                                                         $75,000

(E)    to accrue for payment of Net Working Capital, as defined                                        $3,200
                                                                                                       ======

(F)    to reflect payment of note payable prior to acquisition                                     $1,260,000
                                                                                                   ==========

    RCM TECHNOLOGIES, INC. AND SOFTWARE ANALYSIS & MANAGEMENT, INC. ("SAMCO")
            UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME
                           YEAR ENDED OCTOBER 31, 1997


                                                                Historical                       Pro Forma
                                                                ----------                       ---------
                                                          RCM
                                                    Technologies, Inc.     "SAMCO"
                                                        10/31/97          12/31/97
                                                        --------          --------
                                                                                              Adjustments               Combined

Revenues                                                 $113,959,093        18,854,937                               132,814,030
                                                         ------------        ----------                               -----------

Cost and expenses
  Cost of services                                         86,832,348        13,746,983                               100,579,331
  Selling, general and administrative                      18,068,899         4,929,290         (150,000)  A           21,040,189
                                                                                              (1,808,000)  B


Interest expense (income)                                     184,645           124,609          (25,000)  B              284,254
Depreciation and amortization                                 572,279            60,882          195,000   C              828,161
                                                              -------            ------          -------                  -------

              Total                                       105,658,171        18,861,764       (1,788,000)             122,731,935
                                                          -----------        ----------                               -----------

Income before income taxes                                  8,300,922            (6,827)       1,788,000               10,082,095

Income taxes                                                3,460,989             3,957          750,960   D            4,215,906
                                                            ---------             -----          -------                ---------

Income from continuing operations                           4,839,933           (10,784)       1,037,040                5,866,189

Loss from discontinued operations                            (362,500)                                                   (362,500)
                                                             ---------                                                   ---------

Net Income                                                  4,477,433           (10,784)       1,037,040                5,503,689
                                                            =========           ========       =========                =========

Net income per common share                                     $0.70                                                       $0.87
                                                                =====                                                       =====

Average number of common
  shares outstanding                                        6,361,571                                                   6,361,571
                                                            =========                                                   =========




 NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

(A) to reflect reduction of expenses attributable to
 consolidation of administrative overhead                                                        150,000

(B)  to eliminate excess salaries to principals                                                1,808,000
                                                                                               =========

(C) to eliminate excess interest expense                                                          25,000
                                                                                                  ======

(B) to provide for amortization on excess purchase price over net assets
acquired based  an estimated life of 40 years                                                    195,000
                                                                                                 =======

(D) to tax effect adjustments                                                                   (750,960)
                                                                                                ========

    RCM TECHNOLOGIES, INC. AND SOFTWARE ANALYSIS & MANAGEMENT, INC. ("SAMCO")
            UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME
                         SIX MONTHS ENDED APRIL 30, 1998


                                                         Historical                                    Pro Forma
                                                 -------------------------------------------------------------------------------
                                                       RCM
                                                 Technologies, Inc.        "SAMCO"

                                                                                            Adjustments                Combined

Revenues                                              $86,174,418         9,270,433                                  95,444,851
                                                      -----------         ---------                                  ----------

Cost and expenses
  Cost of services                                     65,414,594         6,843,682                                  72,258,276
  Selling, general and administrative                  13,140,370         2,211,631          (150,000)   A           14,298,001
                                                                                             (904,000)   B


Interest expense (income)                                 190,624            49,495           (15,000)   B              225,119
Depreciation and amortization                             593,006             5,414            97,500    C              695,920
                                                          -------             -----            ------                   -------

            Total                                      79,338,594         9,110,222          (971,500)               87,477,316
                                                       ----------         ---------                                  ----------

Income before income taxes                              6,835,824           160,211           971,500                 7,967,535

Income taxes                                            2,839,672            65,679           408,030    D            3,313,381
                                                        ---------            ------           -------                 ---------

Net Income                                              3,996,152            94,532           563,470                 4,654,154
                                                        =========            ======           =======                 =========

Net income per common share                                 $0.48                                                         $0.56
                                                            =====                                                         =====

Average number of common
  shares outstanding                                    8,288,012                                                     8,288,012
                                                        =========                                                     =========




NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

(A) to reflect reduction of expenses attributable to
 consolidation of administrative overhead                                                     150,000

(B)  to eliminate excess salaries to principals                                               904,000
                                                                                              =======

(C) to eliminate excess interest expense                                                       15,000
                                                                                               ======

(B) to provide for amortization on excess purchase price over net assets
acquired based  an estimated life of 40 years                                                  97,500
                                                                                               ======

(D) to tax effect adjustments                                                                (408,030)
                                                                                             ========